EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER
OF FISCAL 2022 RESULTS

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from
in millions, except per share amounts	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	September 30, 2021
Revenues:
Asset management and related administrative fees	$1,067	$1,173	$1,262	$1,366	$1,382	30%	1%
Brokerage revenues:
Securities commissions	381	443	415	412	425	12%	3%
Principal transactions	147	148	137	129	133	(10)%	3%
Total brokerage revenues	528	591	552	541	558	6%	3%
Account and service fees	145	159	161	170	177	22%	4%
Investment banking	261	242	276	364	425	63%	17%
Interest income	203	200	205	215	225	11%	5%
Other (1)	56	44	55	74	51	(9)%	(31)%
Total revenues	2,260	2,409	2,511	2,730	2,818	25%	3%
Interest expense	(38)	(37)	(40)	(35)	(37)	(3)%	6%
Net revenues	2,222	2,372	2,471	2,695	2,781	25%	3%
Non-interest expenses:
Compensation, commissions and benefits	1,500	1,648	1,661	1,774	1,884	26%	6%
Non-compensation expenses:
Communications and information processing	99	107	109	114	112	13%	(2)%
Occupancy and equipment	57	57	58	60	59	4%	(2)%
Business development	23	21	31	36	35	52%	(3)%
Investment sub-advisory fees	28	31	34	37	38	36%	3%
Professional fees	30	24	26	32	26	(13)%	(19)%
Bank loan provision/(benefit) for credit losses	14	(32)	(19)	5	(11)	NM	NM
Losses on extinguishment of debt (2)	—	—	98	—	—	—%	—%
Acquisition-related expenses (3)	2	—	7	10	6	200%	(40)%
Other (1)	70	69	81	67	74	6%	10%
Total non-compensation expenses	323	277	425	361	339	5%	(6)%
Total non-interest expenses	1,823	1,925	2,086	2,135	2,223	22%	4%
Pre-tax income	399	447	385	560	558	40%	—%
Provision for income taxes	87	92	78	131	112	29%	(15)%
Net income	$312	$355	$307	$429	$446	43%	4%

Earnings per common share – basic (4) (5)	$1.52	$1.72	$1.49	$2.08	$2.16	42%	4%
Earnings per common share – diluted (4) (5)	$1.48	$1.68	$1.45	$2.02	$2.10	42%	4%
Weighted-average common shares outstanding – basic (5)	205.2	206.7	205.8	205.5	206.3	1%	—%
Weighted-average common and common equivalent shares outstanding – diluted (5)	209.6	211.8	211.7	211.7	212.4	1%	—%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions, except per share amounts	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021		December 31, 2020	September 30, 2021
Total assets	$53,657	$56,066	$57,161	$61,891	$68,461		28%	11%
Total equity attributable to Raymond James Financial, Inc.	$7,363	$7,592	$7,863	$8,245	$8,600		17%	4%
Book value per share (5) (6)	$35.73	$36.89	$38.28	$40.08	$41.45		16%	3%
Tangible book value per share (5) (6) (7)	$31.95	$32.94	$34.36	$36.11	$37.55		18%	4%

Capital ratios:
Tier 1 capital	23.4%	23.6%	24.4%	25.0%	25.8%	(8)
Total capital	24.6%	24.7%	25.6%	26.2%	26.9%	(8)
Tier 1 leverage	12.9%	12.2%	12.6%	12.6%	12.1%	(8)

	Three months ended					% change from
$ in millions	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	September 30, 2021
Adjusted pre-tax income (7)	$401	NA	$490	$570	$564	41%	(1)%
Adjusted net income (7)	$314	NA	$386	$437	$451	44%	3%
Adjusted earnings per common share - basic (4) (5) (7)	$1.53	NA	$1.88	$2.12	$2.18	42%	3%
Adjusted earnings per common share - diluted (4) (5) (7)	$1.49	NA	$1.82	$2.06	$2.12	42%	3%
Return on equity (9)	17.2%	19.0%	15.9%	21.3%	21.2%
Adjusted return on equity (7) (9)	17.3%	NA	19.9%	21.7%	21.4%
Return on tangible common equity (7) (9)	19.0%	21.2%	17.7%	23.7%	23.4%
Adjusted return on tangible common equity (7) (9)	19.1%	NA	22.2%	24.1%	23.7%
Pre-tax margin (10)	18.0%	18.8%	15.6%	20.8%	20.1%
Adjusted pre-tax margin (7) (10)	18.0%	NA	19.8%	21.2%	20.3%
Total compensation ratio (11)	67.5%	69.5%	67.2%	65.8%	67.7%
Effective tax rate	21.8%	20.6%	20.3%	23.4%	20.1%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	September 30, 2021
Client asset metrics ($ in billions):
Client assets under administration	$1,024.8	$1,085.4	$1,165.0	$1,178.7	$1,257.8	23%	7%
Private Client Group assets under administration	$974.2	$1,028.1	$1,102.9	$1,115.4	$1,199.8	23%	8%
Private Client Group assets in fee-based accounts	$532.7	$567.6	$616.7	$627.1	$677.8	27%	8%
Financial assets under management	$169.6	$178.2	$191.0	$191.9	$203.2	20%	6%

Clients' domestic cash sweep balances ($ in millions):
Raymond James Bank Deposit Program (“RJBDP”): (12)
Raymond James Bank	$26,697	$28,174	$29,253	$31,410	$33,097	24%	5%
Third-party banks	26,142	25,110	25,080	24,496	24,316	(7)%	(1)%
Subtotal RJBDP	52,839	53,284	54,333	55,906	57,413	9%	3%
Client Interest Program	8,769	9,517	8,610	10,762	16,065	83%	49%
Total clients’ domestic cash sweep balances	$61,608	$62,801	$62,943	$66,668	$73,478	19%	10%

	Three months ended
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Average yield on RJBDP - third-party banks (13)	0.31%	0.30%	0.29%	0.29%	0.28%

	As of					% change from
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	September 30, 2021
Private Client Group financial advisors:
Employees	3,387	3,375	3,423	3,461	3,447	2%	—%
Independent contractors	4,846	4,952	4,990	5,021	5,017	4%	—%
Total advisors	8,233	8,327	8,413	8,482	8,464	3%	—%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	September 30, 2021
Revenues:
Asset management and related administrative fees	$885	$979	$1,050	$1,142	$1,162	31%	2%
Brokerage revenues:
Mutual and other fund products	148	183	167	172	171	16%	(1)%
Insurance and annuity products	98	109	113	118	111	13%	(6)%
Equities, ETFs, and fixed income products	107	121	110	100	115	7%	15%
Total brokerage revenues	353	413	390	390	397	12%	2%
Account and service fees:
Mutual fund and annuity service fees	94	99	105	110	114	21%	4%
RJBDP fees: (12)
Third-party banks	21	19	18	18	17	(19)%	(6)%
Raymond James Bank	43	44	47	49	50	16%	2%
Client account and other fees	32	42	39	44	49	53%	11%
Total account and service fees	190	204	209	221	230	21%	4%
Investment banking	6	16	11	14	13	117%	(7)%
Interest income	30	30	31	32	33	10%	3%
All other	5	8	7	5	7	40%	40%
Total revenues	1,469	1,650	1,698	1,804	1,842	25%	2%
Interest expense	(2)	(3)	(2)	(3)	(3)	50%	—%
Net revenues	1,467	1,647	1,696	1,801	1,839	25%	2%
Non-interest expenses:
Financial advisor compensation and benefits	931	1,040	1,082	1,151	1,187	27%	3%
Administrative compensation and benefits	249	260	251	255	283	14%	11%
Total compensation, commissions and benefits	1,180	1,300	1,333	1,406	1,470	25%	5%
Non-compensation expenses	147	155	168	173	174	18%	1%
Total non-interest expenses	1,327	1,455	1,501	1,579	1,644	24%	4%
Pre-tax income	$140	$192	$195	$222	$195	39%	(12)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	September 30, 2021
Revenues:
Brokerage revenues:
Fixed income	$131	$142	$124	$118	$120	(8)%	2%
Equity	42	34	36	33	39	(7)%	18%
Total brokerage revenues	173	176	160	151	159	(8)%	5%
Investment banking:
Merger & acquisition and advisory	149	122	153	215	271	82%	26%
Equity underwriting	60	67	69	89	97	62%	9%
Debt underwriting	46	37	43	46	44	(4)%	(4)%
Total investment banking	255	226	265	350	412	62%	18%
Interest income	3	5	4	4	5	67%	25%
Tax credit fund revenues	16	24	17	48	35	119%	(27)%
All other	7	4	3	4	5	(29)%	25%
Total revenues	454	435	449	557	616	36%	11%
Interest expense	(2)	(2)	(3)	(3)	(2)	—%	(33)%
Net revenues	452	433	446	554	614	36%	11%
Non-interest expenses:
Compensation, commissions and benefits	252	259	256	288	331	31%	15%
Acquisition-related expenses (3)	—	—	3	3	4	NM	33%
Other non-compensation expenses	71	69	72	80	78	10%	(3)%
Total non-interest expenses	323	328	331	371	413	28%	11%
Pre-tax income	$129	$105	$115	$183	$201	56%	10%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Asset Management (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	September 30, 2021
Revenues:
Asset management and related administrative fees:
Managed programs	$129	$137	$148	$156	$151	17%	(3)%
Administration and other	59	64	70	74	76	29%	3%
Total asset management and related administrative fees	188	201	218	230	227	21%	(1)%
Account and service fees	4	5	4	5	6	50%	20%
All other	3	3	3	3	3	—%	—%
Net revenues	195	209	225	238	236	21%	(1)%
Non-interest expenses:
Compensation, commissions and benefits	45	50	43	44	46	2%	5%
Non-compensation expenses	67	72	77	80	83	24%	4%
Total non-interest expenses	112	122	120	124	129	15%	4%
Pre-tax income	$83	$87	$105	$114	$107	29%	(6)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Raymond James Bank (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	September 30, 2021
Revenues:
Interest income	$168	$165	$172	$179	$187	11%	4%
Interest expense	(11)	(10)	(11)	(10)	(10)	(9)%	—%
Net interest income	157	155	161	169	177	13%	5%
All other	10	5	8	7	6	(40)%	(14)%
Net revenues	167	160	169	176	183	10%	4%
Non-interest expenses:
Compensation and benefits	12	13	13	13	13	8%	—%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	14	(32)	(19)	5	(11)	NM	NM
RJBDP fees to Private Client Group (12)	43	44	47	49	50	16%	2%
All other	27	24	24	28	29	7%	4%
Total non-compensation expenses	84	36	52	82	68	(19)%	(17)%
Total non-interest expenses	96	49	65	95	81	(16)%	(15)%
Pre-tax income	$71	$111	$104	$81	$102	44%	26%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Other (14) (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	September 30, 2021
Revenues:
Interest income	$3	$3	$—	$2	$1	(67)%	(50)%
Gains/(losses) on private equity investments (1)	24	8	24	18	5	(79)%	(72)%
All other	1	2	4	(1)	2	100%	NM
Total revenues	28	13	28	19	8	(71)%	(58)%
Interest expense	(24)	(25)	(26)	(21)	(23)	(4)%	10%
Net revenues	4	(12)	2	(2)	(15)	NM	(650)%
Non-interest expenses:
Compensation and all other (1)	26	36	34	31	30	15%	(3)%
Losses on extinguishment of debt (2)	—	—	98	—	—	—%	—%
Acquisition-related expenses (3)	2	—	4	7	2	—%	(71)%
Total non-interest expenses	28	36	136	38	32	14%	(16)%
Pre-tax loss	$(24)	$(48)	$(134)	$(40)	$(47)	(96)%	(18)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Raymond James Bank Selected Key Metrics (Unaudited)

The following metrics are attributable to our Raymond James Bank banking subsidiary, which is a component of our Raymond James Bank segment.

	As of						% change from
$ in millions	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021		December 31, 2020	September 30, 2021
Total assets	$31,580	$33,221	$34,576	$36,481	$38,107		21%	4%
Total equity	$2,364	$2,409	$2,532	$2,594	$2,597		10%	—%
Bank loans, net	$21,957	$22,879	$23,896	$24,994	$26,132		19%	5%
Bank loan allowance for credit losses	$378	$345	$322	$320	$308		(19)%	(4)%
Bank loan allowance for credit losses as a % of loans held for investment	1.71%	1.50%	1.34%	1.27%	1.18%
Total nonperforming assets	$28	$31	$43	$74	$74		164%	—%
Nonperforming assets as a % of total assets	0.09%	0.09%	0.12%	0.20%	0.19%
Total criticized loans	$899	$1,001	$980	$824	$735		(18)%	(11)%
Criticized loans as a % of loans held for investment	4.06%	4.35%	4.07%	3.27%	2.75%
Capital ratios:
Tier 1 capital	13.1%	13.1%	13.5%	13.4%	13.3%	(8)
Total capital	14.4%	14.4%	14.7%	14.6%	14.6%	(8)
Tier 1 leverage	7.5%	7.5%	7.5%	7.4%	7.2%	(8)

	As of					% change from
$ in millions	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	September 30, 2021
Commercial and industrial loans	$7,499	$7,816	$8,011	$8,440	$8,608	15%	2%
Commercial real estate loans	2,664	2,710	2,728	2,872	2,992	12%	4%
Real estate investment trust loans	1,254	1,380	1,270	1,112	1,189	(5)%	7%
Tax-exempt loans	1,237	1,223	1,320	1,321	1,290	4%	(2)%
Residential mortgage loans	4,928	5,001	5,170	5,318	5,568	13%	5%
Securities-based loans and other	4,544	4,891	5,582	6,106	6,563	44%	7%
Total loans held for investment	22,126	23,021	24,081	25,169	26,210	18%	4%
Held for sale loans	209	203	137	145	230	10%	59%
Total loans held for sale and investment	22,335	23,224	24,218	25,314	26,440	18%	4%
Allowance for credit losses	(378)	(345)	(322)	(320)	(308)	(19)%	(4)%
Bank loans, net	$21,957	$22,879	$23,896	$24,994	$26,132	19%	5%

	Three months ended					% change from
$ in millions	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	September 30, 2021
Bank loan provision/(benefit) for credit losses	$14	$(32)	$(19)	$5	$(11)	NM	NM
Net charge-offs	$—	$2	$4	$7	$1	NM	(86)%
Net interest margin (net yield on interest-earning assets)	2.02%	1.94%	1.92%	1.92%	1.92%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended
$ in millions	December 31, 2020	June 30, 2021	September 30, 2021	December 31, 2021
Net income	$312	$307	$429	$446
Non-GAAP adjustments:
Losses on extinguishment of debt (2)	—	98	—	—
Acquisition-related expenses (3)	2	7	10	6
Pre-tax impact of non-GAAP adjustments	2	105	10	6
Tax effect of non-GAAP adjustments	—	(26)	(2)	(1)
Total non-GAAP adjustments, net of tax	2	79	8	5
Adjusted net income	$314	$386	$437	$451

Pre-tax income	$399	$385	$560	$558
Pre-tax impact of non-GAAP adjustments (as detailed above)	2	105	10	6
Adjusted pre-tax income	$401	$490	$570	$564

Pre-tax margin (10)	18.0%	15.6%	20.8%	20.1%
Non-GAAP adjustments:
Losses on extinguishment of debt (2)	—%	3.9%	—%	—%
Acquisition-related expenses (3)	—%	0.3%	0.4%	0.2%
Total non-GAAP adjustments, net of tax	—%	4.2	0.4%	0.2%
Adjusted pre-tax margin (10)	18.0%	19.8%	21.2%	20.3%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

	Three months ended
Earnings per common share (4)	December 31, 2020	June 30, 2021	September 30, 2021	December 31, 2021
Basic	$1.52	$1.49	$2.08	$2.16
Non-GAAP adjustments:
Losses on extinguishment of debt (2)	—	0.48	—	—
Acquisition-related expenses (3)	0.01	0.03	0.05	0.03
Tax effect of non-GAAP adjustments	—	(0.12)	(0.01)	(0.01)
Total non-GAAP adjustments, net of tax	0.01	0.39	0.04	0.02
Adjusted basic	$1.53	$1.88	$2.12	$2.18

Diluted	$1.48	$1.45	$2.02	$2.10
Non-GAAP adjustments:
Losses on extinguishment of debt (2)	—	0.46	—	—
Acquisition-related expenses (3)	0.01	0.03	0.05	0.03
Tax effect of non-GAAP adjustments	—	(0.12)	(0.01)	(0.01)
Total non-GAAP adjustments, net of tax	0.01	0.37	0.04	0.02
Adjusted diluted	$1.49	$1.82	$2.06	$2.12

Book value per share	As of
$ in millions, except per share amounts	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Total equity attributable to Raymond James Financial, Inc.	$7,363	$7,592	$7,863	$8,245	$8,600
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	834	868	862	882	874
Deferred tax liabilities, net	(56)	(56)	(56)	(64)	(65)
Tangible common equity attributable to Raymond James Financial, Inc.	$6,585	$6,780	$7,057	$7,427	$7,791
Common shares outstanding (5)	206.1	205.8	205.4	205.7	207.5
Book value per share (5) (6)	$35.73	$36.89	$38.28	$40.08	$41.45
Tangible book value per share (5) (6) (7)	$31.95	$32.94	$34.36	$36.11	$37.55

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on equity	Three months ended
$ in millions	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021

Average equity (15)	$7,239	$7,478	$7,728	$8,054	$8,423
Impact on average equity of non-GAAP adjustments:
Losses on extinguishment of debt (2)	—	NA	49	—	—
Acquisition-related expenses (3)	1	NA	4	5	3
Tax effect of non-GAAP adjustments	—	NA	(13)	(1)	(1)
Adjusted average equity (15)	$7,240	NA	$7,768	$8,058	$8,425

Average equity (15)	$7,239	$7,478	$7,728	$8,054	$8,423
Less:
Average goodwill and identifiable intangible assets, net	717	851	865	872	878
Average deferred tax liabilities, net	(45)	(56)	(56)	(60)	(64)
Average tangible common equity (15)	$6,567	$6,683	$6,919	$7,242	$7,609
Impact on average equity of non-GAAP adjustments:
Losses on extinguishment of debt (2)	—	NA	49	—	—
Acquisition-related expenses (3)	1	NA	4	5	3
Tax effect of non-GAAP adjustments	—	NA	(13)	(1)	(1)
Adjusted average tangible common equity (15)	$6,568	NA	$6,959	$7,246	$7,611

Return on equity (9)	17.2%	19.0%	15.9%	21.3%	21.2%
Adjusted return on equity (9)	17.3%	NA	19.9%	21.7%	21.4%
Return on tangible common equity (9)	19.0%	21.2%	17.7%	23.7%	23.4%
Adjusted return on tangible common equity (9)	19.1%	NA	22.2%	24.1%	23.7%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Footnotes

(1)	Other revenues included $24 million, $8 million, $24 million, $18 million, and $5 million of private equity gains for the three months ended December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021, and December 31, 2021 respectively, which were included in our Other segment. Of these amounts, $10 million, an insignificant amount, $10 million, $5 million, and $1 million for three months ended December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021, and December 31, 2021 respectively, were attributable to noncontrolling interests and were offset in Other expenses.

(2)
Losses on extinguishment of debt include make-whole premiums, the accelerated amortization of debt issuance costs, and certain legal and other professional fees associated with the redemptions of our $250 million of 5.625% senior notes due 2024 and our $500 million of 3.625% senior notes due 2026 which occurred during our fiscal third quarter of 2021.

(3)
Acquisition-related expenses in our Other segment for the three months ended December 31, 2021 and September 30, 2021 primarily included professional and integration expenses associated with our acquisition of Charles Stanley Group PLC, which was completed in January 2022, and our announced acquisition of TriState Capital Holdings, Inc., which we expect to close in fiscal 2022. Acquisition-related expenses in our Other segment for the three months ended June 30, 2021 primarily included professional expenses associated with the Charles Stanley Group and Cebile Capital acquisitions. Acquisition-related expenses in our Other segment for the three months ended December 30, 2020 primarily included professional expenses associated with the NWPS and Financo LLC acquisitions, as well as representation & warranty premium costs associated with NWPS. Acquisition-related expenses in our Capital Markets segment included amortization expense related to intangible assets with short useful lives primarily associated with our Financo, LLC and Cebile Capital acquisitions, which were completed in fiscal 2021.

(4)	Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period.

(5)	During our fiscal fourth quarter of 2021 the Board of Directors approved a 3-for-2 stock split, effected in the form of a 50% stock dividend, paid on September 21, 2021. All share and per share information has been retroactively adjusted to reflect this stock split.

(6)	Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

(7)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. There were no non-GAAP adjustments to earnings for the three months ended March 31, 2021.

(8)	Estimated.

(9)	Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.

(10)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(11)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period.

(12)	We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Fees earned by the Private Client Group on Raymond James Bank deposits are eliminated in consolidation.

(13)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(14)
The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, acquisition-related expenses, and certain corporate overhead costs of RJF, including the interest costs on our public debt and any losses on extinguishment of such debt.

(15)
Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.